SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 LONGPORT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                                               23-2715528
         ------                                               ----------
(State of incorporation                                      (IRS Employer
   or organization)                                       Identification Number)


791 South Chester Road
Swarthmore, PA
(800) 289-6863                                                      19081
---------------------------------------                            --------
(Address of principal executive offices)                          (Zip Code)

     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this Form relates:___________ (if applicable)

     Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                        Name of each exchange on which
      to be so registered                        each class is to be registered

   $.001 par value common stock                        Pacific Exchange, Inc,
-------------------------------------            ------------------------------


     Securities to be registered pursuant to Section 12(g) of the Act:

                                (Title of Class)

                            DESCRIPTION OF SECURITIES


ITEM 1. Description of Registrant's Securities To Be Registered

     Post Effective Amendment No. 1 to the Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-75236, declared effective on May 15, 1998, is incorporated herein by reference, including specifically, "Description of Securities", contained therein.

ITEM 2. Exhibits

     1. 1.1 Specimen Certificate for $.001 par value common stock of the Registrant

     2.   Articles of Incorporation of Registrant as amended, filed as Exhibit
          3.01 to the Registration Statement on Form SB-2 under the Securities Act of 1933, file no. 333-75236, declared effective on July 7, 1994 and incorporated herein by reference.

     3. Bylaws of Registrant, as amended, filed as Exhibit 3.02 to the Registration Statement on Form SB-2 under the Securities Act of 1933, file no. 333-75236, declared effective on July 7, 1994 and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             Longport, Inc.


                                              By  /s/ James R. McGonigle
                                                  ------------------------------
                                                      James R. McGonigle
                                                      Chief Executive Officer

Date:    November 8, 1999